                                                                   Exhibit 10.38

                         RECEIVABLES PURCHASE AGREEMENT

                                    between

                      FIRST CONSUMERS CREDIT CORPORATION,

                                     Buyer,

                                      and

                         FIRST CONSUMERS NATIONAL BANK,

                                  RPA Seller,

                         Dated as of December 31, 2001

                               TABLE OF CONTENTS
                                                                            Page
ARTICLE I

DEFINITIONS ................................................................ -1-
     Section 1.1.  Definitions ............................................. -1-
     Section 1.2.  Other Definitional Provisions ........................... -3-

ARTICLE II

PURCHASE AND CONVEYANCE OF RECEIVABLES ..................................... -3-
     Section 2.1.  Purchase ................................................ -3-
     Section 2.2.  Addition of Additional Accounts ......................... -5-

ARTICLE III

CONSIDERATION AND PAYMENT .................................................. -6-
     Section 3.1.  Purchase Price .......................................... -6-
     Section 3.2.  Payment of Purchase Price ............................... -6-
     Section 3.3.  Adjustments to Purchase Price ........................... -7-
     Section 3.4.  Settlement .............................................. -7-

ARTICLE IV

REPRESENTATIONS AND WARRANTIES ............................................. -7-
     Section 4.1.  RPA Seller's Representations and Warranties ............. -7-
     Section 4.2.  RPA Seller's Representations and Warranties
                   Regarding Additional Accounts ...........................-11-
     Section 4.3.  Representations and Warranties of Buyer .................-12-
     Section 4.4.  Other Matters ...........................................-13-

ARTICLE V

COVENANTS OF RPA SELLER AND BUYER ..........................................-13-
     Section 5.1.  RPA Seller Covenants ....................................-13-
     Section 5.2.  Buyer Covenants Regarding Nondisclosure; Inspection .....-18-

ARTICLE VI

REPURCHASE OBLIGATION ......................................................-18-
     Section 6.1.  Mandatory Repurchase ....................................-18-
     Section 6.2.  Optional Repurchases ....................................-20-

     Section 6.3.  Conveyance of Repurchased Receivables ...................-20-
     Section 6.4.  Sole Remedy .............................................-21-
     Section 6.5.  Selection of Removed Accounts ...........................-21-

ARTICLE VII

CONDITIONS PRECEDENT .......................................................-21-
     Section 7.1.  Conditions to Buyer's Obligations Regarding
                   Initial Receivables .....................................-21-
     Section 7.2.  Conditions to Buyer's Obligations Regarding
                   Supplemental Conveyances ................................-22-
     Section 7.3.  Conditions Precedent to RPA Seller's Obligations ........-23-

ARTICLE VIII

TERM & TERMINATION .........................................................-23-
     Section 8.1.  Term ....................................................-23-
     Section 8.2.  Effect of Termination ...................................-24-

ARTICLE IX

MISCELLANEOUS PROVISIONS ...................................................-24-
     Section 9.1.  Amendment ...............................................-24-
     Section 9.2.  Governing Law ...........................................-25-
     Section 9.3.  Notices .................................................-25-
     Section 9.4.  Severability of Provisions ..............................-25-
     Section 9.5.  Assignment ..............................................-25-
     Section 9.6.  Acknowledgment and Agreement of RPA Seller ..............-25-
     Section 9.7.  Further Assurances ......................................-25-
     Section 9.8.  No Waiver; Cumulative Remedies ..........................-26-
     Section 9.9.  Counterparts ............................................-26-
     Section 9.10. Binding Effect; Third-Party Beneficiaries ...............-26-
     Section 9.11. Merger and Integration ..................................-26-
     Section 9.12. Headings ................................................-26-
     Section 9.13. Schedules and Exhibits ..................................-26-

SCHEDULE ONE       Accounts
SCHEDULE TWO       Offices; Location of Records
EXHIBIT A          Form of Supplemental Conveyance
EXHIBIT B          Form of Reconveyance
EXHIBIT C          Form of Settlement Statement
EXHIBIT D          Additional Representations, Warranties and Covenants
EXHIBIT E          Form of Opinion of Counsel
EXHIBIT F          Form of Subordinated Note

          RECEIVABLES PURCHASE AGREEMENT, dated as of December 31, 2001 (the "RPA Closing Date") between FIRST CONSUMERS NATIONAL BANK, a national
      ----------------
     banking association ("RPA Seller"), and FIRST CONSUMERS CREDIT CORPORATION,
                           ----------
     a Delaware Corporation ("Buyer") (this "Agreement").
                              -----          ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Buyer desires to purchase from time to time certain Receivables arising under certain MasterCard and VISA accounts of RPA Seller; and

          WHEREAS, RPA Seller desires to sell from time to time and assign such Receivables to Buyer upon the terms and conditions hereinafter set forth; and

          WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by Buyer to the Receivables Trust in connection with the issuance of certain Securities;

          WHEREAS, on the FCMT Termination Date, the Receivables Trust will grant to the Receivables Trustee a security interest in the Receivables Trust's rights relating to the Receivables under this Agreement; and

          WHEREAS, RPA Seller agrees that the covenants and agreements made by RPA Seller herein shall also be for the benefit of the Receivables Trust, the Receivables Trustee and all holders of the Securities;

          NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1. Definitions. Capitalized terms used herein and not
                       -----------
     otherwise defined herein are defined (i) before the FCMT Termination Date (as defined in the Indenture), in the Pooling and Servicing Agreement, dated as of September 30, 1992, amended and restated as of February 1, 1999, and amended and restated a second time as of December 31, 2001, among First Consumers Credit Corporation, FCNB and The Bank of New York (such agreement, as amended from time to time, the "Pooling and Servicing
                                                   ---------------------
     Agreement"), and (ii) on and after the FCMT Termination Date, in Annex A to
     ----------                                                       --------
     the Master Indenture, dated as of December 31, 2001, between First Consumers Credit Card Master Note Trust and The Bank of New York (the "Indenture").
      ---------

          Additionally, the following terms have the following definitions:

          "Existing Assets" means (a)(i) the Seller Interest (as defined in the
           ---------------
     Existing Pooling Agreement), (ii) all right, title and interest of RPA Seller in, to and under the Receivables existing prior to the opening of business on the RPA Closing Date and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, the rights to receive certain amounts paid or payable as Interchange (if and to the extent provided for in any Supplement to the Existing Pooling Agreement), all rights to security for such Receivables (including without limitation rights to bank accounts or certificates of deposit pledged as collateral), the right to any Enhancement with respect to any Series existing prior to the opening of business on the RPA Closing Date and all proceeds and products of all of the foregoing, including any rights retained in the Receivables transferred to the Trust under the Existing Pooling Agreement and any rights under the equitable right of redemption (if any of the foregoing terms under this clause (a)(ii) is defined in the Existing
                                --------------
     Pooling Agreement, they have the meanings given them therein for the purpose of this clause (a)(ii)), (iii) to the extent not included under
                     --------------
     clause (a)(ii), all right, title and interest of RPA Seller (in its
     --------------
     capacity as Seller (as defined in the Existing Pooling Agreement) but not as Servicer (as defined in the Existing Pooling Agreement)) under the Existing Pooling Agreement (including any Supplements executed in connection with any Series of Investor Certificates), including rights to any funds on deposit in any Series Account (as defined in the Existing Pooling Agreement) maintained for the benefit of any Series or Class of Investor Certificates, and (b)(i) the Seller Interest (as defined in the Indenture) (ii) to the extent not included under clause (a)(ii), all right,
                                                      --------------
     title and interest of RPA Seller (in its capacity as Seller (as defined in the Indenture) but not as Servicer (as defined in the Indenture)) under the Indenture (including any Indenture Supplements executed in connection with any Series of Notes) and the other Transaction Documents (as defined in the Indenture), including rights to any funds on deposit in any Series Account (as defined in the Indenture) maintained for the benefit of any Series or Class of Notes.

          "Existing Pooling Agreement" means the Pooling and Servicing Agreement
           --------------------------
     prior to its amendment and restatement on the RPA Closing Date.

          "Receivables Trust" means (a) prior to the FCMT Termination Date,
           -----------------
     First Consumers Master Trust and (b) on and after the FCMT Termination Date, the Issuer.

          "Receivables Trustee" means (i) prior to the FCMT termination date,
           -------------------
     the Trustee, and (ii) after the FCMT termination date, the Indenture
     Trustee.

          "Scheduled Trust Termination Date" means December 31, 2050.
           ---------------------------------

          "Securities" means all Series of Investor Certificates of any Series
           ----------
     (as defined in the Pooling and Servicing Agreement) and all Series of Notes issued by the Issuer pursuant to the Indenture and the applicable Indenture Supplements (as defined in the Indenture).

          "Securityholder" or "Holder" means the Person in whose name a
           --------------      ------
     Certificate is registered on the Certificate Register or such other Person deemed to be a "Certificateholder" or "Holder" in the related Series Supplement (all as defined in the Pooling and Servicing Agreement), and the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Global Note, or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement (all as defined in the Indenture).

          "Servicing Agreement" means (i) before the FCMT Termination Date, the
           -------------------
     Pooling and Servicing Agreement, and (ii) on and after the FCMT Termination Date, the Transfer and Servicing Agreement.

          Section 1.2. Other Definitional Provisions. All terms defined directly
                       -----------------------------
     or by reference in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires:
     (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article as in effect in the applicable jurisdiction; (c) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series; (d) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (e) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (f) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, Section, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (g) the term "including" means "including without limitation"; (h) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (i) references to any Person include that Person's successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

          Section 2.1. Purchase. (a) RPA Seller agrees to contribute, and does
                       --------
     hereby contribute to Buyer, and Buyer agrees to accept, and does hereby accept, from RPA Seller on the RPA Closing Date, all of the Existing Assets. The contribution and sales of the Existing Assets from RPA Seller to Buyer are subject in each case to any rights in the Existing Assets transferred, assigned, set over or otherwise conveyed to the FCMT Trustee pursuant to the Existing Pooling Agreement. It is understood and agreed that the obligations of RPA Seller specified herein with respect to the Receivables, including its repurchase obligations under Article VI of this Agreement, shall apply to all Receivables, whether originated before, on or after the RPA Closing Date. RPA Seller and Buyer hereby agree that each existing Receivable sold by RPA Seller to First Consumers Master Trust pursuant to the Existing Pooling Agreement before the RPA Closing Date shall be deemed for all purposes (including the representations and warranties in the second sentence of Section 4.1(l) and RPA Seller's
                                          --------------
     repurchase obligations under Section 6.1) to have been sold by RPA Seller
                                  ------------
     to Buyer on the date on which it was so sold to First Consumers Master
     Trust.

          RPA Seller acknowledges that all instruments (including certificates of deposit) and bank accounts the security interest in which has been transferred to Buyer hereby and which are maintained with RPA Seller or of which RPA Seller has possession, shall be so maintained and held by RPA Seller on behalf and for the benefit of Buyer, in accordance with the terms of this Agreement.

          Additionally, for purposes of perfecting Buyer's security interest in bank accounts pledged to RPA Seller, which security interest RPA Seller has transferred to Buyer hereunder, this Agreement constitutes and shall be deemed (i) notice to RPA Seller by Buyer of Buyer's security interest in such bank accounts, and (ii) RPA Seller's acknowledgment of and consent to Buyer's notice and Buyer's security interest in such bank accounts.

          (b) Subject to and upon the terms and conditions hereinafter set forth, RPA Seller (i) hereby sells, transfers, conveys, and assigns to Buyer, without recourse, all of RPA Seller's right, title, and interest in, to, and under the Receivables existing at the opening of business on the RPA Closing Date (excluding Receivables in respect of Defaulted Accounts), and thereafter created in respect of each Account listed on Schedule One
                                                                -------------
     identified by account number and by Receivable balance as of the RPA Closing Date and each Account automatically designated pursuant to Section
                                                                        --------
     2.2(c), together with all monies due or to become due with respect thereto
     ------
     (including all Finance Charge Receivables), all Collections, Recoveries thereof and Insurance Proceeds relating thereto, the rights to receive amounts paid or payable as

     Interchange with respect to such Accounts, all rights to security for such Receivables (including rights to bank accounts or certificates of deposit pledged as collateral) and proceeds of all the foregoing (the "Transferred
                                                                    -----------
     Assets"), and (ii) subject to the provisions of Section 2.2, on each
     ------                                          -----------
     Addition Date RPA Seller shall sell, transfer, convey and assign to Buyer, without recourse, all of RPA Seller's rights, titles, and interests in, to, and under the Receivables then existing or thereafter created in respect of each Additional Account designated in a Supplemental Conveyance (excluding those referred to in clause (i) above) effective on the Addition Date
                         ----------
     therefore, together with all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Collections, Recoveries thereof and Insurance Proceeds relating thereto, the rights to receive amounts paid or payable as Interchange with respect to such Additional Accounts, all rights to security for such Receivables (including rights to bank accounts or certificates of deposit pledged as collateral) and proceeds of all of the foregoing (all of which, upon any such conveyance, shall be included in the Transferred Assets).

          (c) In connection with such sale and conveyance, RPA Seller shall, at its own expense, on or prior to the RPA Closing Date (i) indicate or cause to be indicated in its computer files relating to the Receivables that Receivables created in connection with the Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Receivables Trust pursuant to the Servicing Agreement for the benefit of the Securityholders and (ii) deliver or cause to be delivered to Buyer (or to the Receivables Trustee, if Buyer so directs) a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by the Receivables balance as of the RPA Closing Date.

          (d) In connection with such sale and conveyance, including such sale and conveyance made pursuant to Section 2.1(a), RPA Seller agrees (i) to
                                     --------------
     record and file, at its own expense, any financing statement for the purchase of accounts with respect to the Existing Assets and the Transferred Assets, including the Receivables now existing and hereafter created in respect of each Account (including Receivables in Additional Accounts), meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Existing Assets and the Transferred Assets from RPA Seller to Buyer, and
     (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this Section 2.1,
                                                               -----------
     consist of telephone confirmations of such filings) to Buyer (or to the Receivables Trustee, if Buyer so directs) on or prior to the RPA Closing Date.

          Section 2.2. Addition of Additional Accounts. (a) If from time to
                       -------------------------------
     time, Buyer becomes obligated to designate Additional Accounts pursuant to
     Section 2.6(a) of the Servicing Agreement (or any other provision thereof
     ---------------
     calling for compliance with the procedures set forth in such Section
                                                                  -------
     2.6(a)), then Buyer shall give RPA Seller written notice thereof on or
     -------
     before the Notice Date prior to the

     Addition Date therefor and RPA Seller shall on or before the Addition Date designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof Buyer will be in compliance with the requirements of said Section 2.6(a). Additionally, subject to the
                                   -------------
     limitations, if any, on Buyer's ability to add Additional Accounts under
     Section 2.6(b) of the Servicing Agreement, from time to time Eligible
     -------------
     Accounts may be designated to be included as Additional Accounts, upon the mutual agreement of Buyer and RPA Seller. In either event, RPA Seller shall have responsibility for selecting the Additional Accounts and shall on or prior to the Addition Date therefore execute and deliver a Supplemental Conveyance identifying the Additional Accounts by account number and Receivables balance and Principal Receivables balance as of the Addition Date, which Supplemental Conveyance shall be effective upon receipt by Buyer.

          (b) On or before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a), RPA Seller (i) shall indicate or
                                -------------
     cause to be indicated in its books and records and in the computer files of the Receivables that the Receivables created in connection with such Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred by Buyer to the Receivables Trust pursuant to the Servicing Agreement, (ii) shall deliver to Buyer, the Receivables Trustee and each Rating Agency an opinion of counsel as to the matters specified in Exhibit E, and which shall be reasonably acceptable to the Rating Agencies,
     ---------
     and (iii) shall deliver or cause to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all Additional Accounts designated in the respective Supplemental Conveyance or, if Buyer shall so direct, such computer file or microfiche list shall be delivered to the Receivables Trustee pursuant to the Servicing Agreement. RPA Seller's failure to deliver or cause to be delivered the list prior to termination shall not be deemed to render such transfer executory or uncompleted.

          (c) At any time that Receivables in an Eligible Account are required to be transferred to the Receivables Trust pursuant to Section 2.6(e) of
                                                            --------------
     the Servicing Agreement, such Eligible Account shall, until notice from RPA Seller or Buyer to the other party hereto to the contrary, automatically be designated to be included as an Account (and the Transferred Assets arising therein are hereby conveyed) effective as of the date specified in Section
                                                                        -------
     2.6(e) of the Servicing Agreement.
     ------

          (d) On or before five Business Days after the first day of the Monthly Period next succeeding the calendar month in which Accounts were included pursuant to Section 2.2(c), RPA Seller (i) shall indicate or cause to be
                 --------------
     indicated in its books and records and in the computer files of the Receivables that the Receivables created in connection with such included Accounts have been sold to Buyer in accordance with this Agreement and transferred by Buyer to the Receivables Trust pursuant to the Servicing Agreement and (ii) shall deliver or cause to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all such included Accounts identified by account number and by the Receivables balance and Principal Receivables balance as of the end of such calendar month, or, if Buyer shall so direct, such computer file or microfiche list shall be delivered to the Receivables Trustee pursuant to the Servicing Agreement.

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

          Section 3.1. Purchase Price. Except as provided in Section 3.2, the
                       --------------                        -----------
     Purchase Price for all Transferred Assets conveyed to the Buyer under this Agreement shall be a dollar amount equal to the total recorded unpaid balance of the Receivables (including Principal Receivables and Finance Charge Receivables) on the date conveyed to Buyer hereunder.

          Section 3.2. Payment of Purchase Price. The Purchase Price for the
                       -------------------------
     Transferred Assets shall be paid or provided for on the RPA Closing Date, each Addition Date and each Settlement Date, as the case may be, in either of the following ways (or any combination thereof) as Buyer and RPA Seller may mutually agree from time to time: (i) by payment in cash in immediately available funds to the extent that Buyer has funds available for this purpose; (ii) by a borrowing by Buyer from RPA Seller evidenced by a Subordinated Note (as defined in the Indenture) or with the proceeds of a borrowing by Buyer from Spiegel, Inc. evidenced by a Subordinated Note; or
     (iii) by the sale, transfer, and assignment from Buyer to RPA Seller of an undivided participation in the Seller Interest, entitling RPA Seller to receive a portion of all payments made to the holder of the Seller Interest in the proportion that the principal amount of the purchased Transferred Assets not paid for in cash as provided in clause (i) above or by a note as
                                                ---------
     provided in clause (ii) above bears to the Principal Receivables evidenced
                 ----------
     by the Seller Interest. In the absence of any agreement to the contrary, any portion of the Purchase Price not paid in cash or through a borrowing under a Subordinated Note on the RPA Closing Date, any Addition Date or Settlement Date shall automatically be deemed the purchase of a participation in the Seller Interest in accordance with the terms of this
     Section 3.2 in an amount equal to the unpaid portion of the Purchase Price
     -----------
     payable on such date, which participation interest shall be evidenced by the Settlement Statement as provided in Section 3.4.
                                             -----------

          Section 3.3. Adjustments to Purchase Price. The Purchase Price payable
                       -----------------------------
     to RPA Seller shall be adjusted on a monthly basis to reflect any Credit Adjustments during the prior month, except to the extent that RPA Seller has made a payment to Buyer with respect to any such Credit Adjustment pursuant to Section 5.1(o).
                 -------------

          Section 3.4. Settlement. On each Determination Date under the
                       ----------
     Servicing Agreement (herein, a "Settlement Date"), RPA Seller shall deliver
                                     ---------------
     or cause to be
     delivered to Buyer a Settlement Statement in substantially the form of Exhibit C, showing the aggregate amount of Receivables conveyed by RPA
     ---------
     Seller from the previous Settlement Date (or from the RPA Closing Date in the case of the first Settlement Date) to such date, the amount of all payments of the Purchase Price received by RPA Seller prior to such Settlement Date in respect of such Receivables, any adjustment on account of Credit Adjustments to be made pursuant to Section 3.3, and the
                                                  -----------
     settlements of the remaining Purchase Price for such Receivables to be made as of such Settlement Date between Buyer and RPA Seller in accordance with
     Section 3.2.
     -----------

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.1. RPA Seller's Representations and Warranties. RPA Seller
                       -------------------------------------------
     hereby represents and warrants to, and agrees with, Buyer as of the RPA Closing Date and the Closing Date for any Series of Securities (other than the representations and warranties in the first sentence of Section 4.1(l)
                                                                 -------------
     and the representations and warranties in Sections 4.1(r) and 4.1(s) which
                                               --------------      -----
     are made as of each day the corresponding representations of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as the case may be, are made or deemed made) that:

          (a) Organization, Good Standing, and Qualification. RPA Seller is a
              ----------------------------------------------
     national banking association duly organized and validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. RPA Seller is duly qualified to do business and is in good standing in each State of the United States where the nature of its business requires it to be so qualified.

          (b) Due Authorization. The execution and delivery of this Agreement,
              -----------------
     any Supplemental Conveyance, the Servicing Agreement, or any other document or instrument delivered pursuant hereto or thereto (the "Conveyance
                                                              ----------
     Papers"), to the extent that RPA Seller is party thereto, and the
     ------
     consummation of the transactions provided for in this Agreement or any such other Conveyance Paper, have been duly authorized by all necessary corporate action on the part of RPA Seller. This Agreement from the time of its execution shall remain an official record of the RPA Seller.

          (c) No Conflict. The execution and delivery of the Conveyance Papers,
              -----------
     the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which RPA Seller is a party or by which it or any of its properties are bound.

          (d) No Violation. The execution and delivery of the Conveyance Papers,
              ------------
     the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any Requirements of Law applicable to RPA Seller.

          (e) No Proceedings. RPA Seller hereby represents and warrants that
              --------------
     there are no proceedings or investigations pending or, to the best knowledge of RPA Seller, threatened against RPA Seller or Buyer, before any Governmental Authority (i) asserting the invalidity of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of RPA Seller, would materially and adversely affect the performance by RPA Seller or Buyer of its obligations under the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers, or (v) seeking to impose income taxes on the Receivables Trust (other than as a wholly-owned subsidiary of the Buyer). RPA Seller has disclosed all material information regarding the case of Brenda M. Sims and Charles Hogencamp v. First Consumers National Bank and Spiegel, Inc. to Buyer and Buyer retains all of its rights under this Agreement with respect to such litigation.

          (f) All Consents Required. All approvals, licenses, authorizations,
              ---------------------
     consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers by RPA Seller, the performance by RPA Seller of the transactions contemplated by the Conveyance Papers, and the fulfillment by RPA Seller of the terms of the Conveyance Papers, have been obtained.

          (g) Identification of Accounts and Receivables. As of the RPA Closing
              ------------------------------------------
     Date, RPA Seller has (i) indicated or caused to be indicated in its books and records and in the computer files of the Receivables that Receivables created in respect of the Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Receivables Trust pursuant to the Servicing Agreement for the benefit of Securityholders and (ii) has delivered or caused to be delivered to Buyer (or to the Receivables Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by the Receivable balance as of the RPA Closing Date.

          (h) Existing Financing Statements. There is no financing statement or
              -----------------------------
     similar statement or instrument of registration naming RPA Seller as "debtor", "transferor" or similar party (other than those, if any, which have been released or terminated or the scope of which has otherwise been effectively limited) under the law of any jurisdiction now on file or registered in any public office covering any interest of any kind in the Accounts or Receivables, or intended so to be, and RPA Seller will not execute or authorize there to be on file in any public office any financing statement or similar statement or instrument of registration under the laws of any jurisdiction relating to the Accounts or Receivables, except any financing statements or assignments to be filed in respect of and covering any security or other interest of Buyer or the Receivables Trustee pursuant to this Agreement or the Servicing Agreement.

          (i) Filings. All filings and recordings required to perfect the title
              -------
     of Buyer to the Receivables purchased hereunder have been or will have been accomplished prior to the RPA Closing Date and each Addition Date and are in full force and effect, and RPA Seller shall at its expense perform all acts and execute all documents reasonably requested by Buyer at any time to evidence, perfect, maintain, and enforce the title of Buyer in such Receivables and the transfer thereof to the Receivables Trust. RPA Seller will, at the reasonable request of Borrower, execute and file additional financing statements reasonably satisfactory in form and substance to Buyer.

          (j) Binding Obligations. The Conveyance Papers to which RPA Seller is
              -------------------
     party constitute legal, valid and binding obligations of RPA Seller, enforceable against RPA Seller in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (k) Valid Conveyance. The representations and warranties set out in
              ----------------
     Exhibit D are true and correct. Without limiting the generality of the
     ---------
     foregoing, as of the RPA Closing Date, the Conveyance Papers then in existence constitute a valid sale, assignment, and conveyance to Buyer of all right, title and interest of such seller in, to, and under the Transferred Assets, and such property will be owned free and clear of any Lien of any Person claiming through or under RPA Seller and its Affiliates, except for Liens permitted under Section 5.1(d).
                                      -------------

          (l) Eligibility of Receivables. RPA Seller hereby represents and
              --------------------------
     warrants as of each date the representations are made or deemed made in
     Section 2.4(b) of the Pooling and Servicing Agreement and Section 2.4(b) of
     -------------                                             -------------
     the Transfer and Servicing Agreement (other than the first sentences thereof) that such representations are true and correct. RPA Seller hereby represents and warrants as of the RPA Closing Date that (i) as of the RPA Closing Date, Schedule One to this Agreement and the computer file or
                   ------------
     microfiche list delivered pursuant to Section 2.1(c) is an accurate
                                           -------------
     and complete listing in all material respects of all the Accounts as of the RPA Closing Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the RPA Closing Date, (ii) each Receivable then existing is an Eligible Receivable, (iii) each Receivable then existing has been conveyed to Buyer free and clear of any Lien of any Person and in compliance, in all material respects, with all Requirements of Law applicable to RPA Seller and (iv) with respect to each Receivable then existing, all consents, licenses, approvals, or authorizations of or registrations or declarations with any Governmental Approval required to be obtained, effected or given by RPA Seller in connection with the transfer of such Receivable to Buyer have been duly obtained, effected, or given and are in full force and effect. On each day on which any new Receivable is conveyed by RPA Seller to Buyer hereunder, RPA Seller shall be deemed to represent and warrant to Buyer that (i) each Receivable conveyed on such day is an Eligible Receivable, (ii) each Receivable conveyed on such day has been conveyed to Buyer free and clear of any Lien of any Person and in compliance, in all material respects, with all Requirements of Law applicable to RPA Seller, (iii) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected, or given by RPA Seller in connection with the conveyance of such Receivable to the Receivables Trust have been duly obtained, effected or given and are in full force and effect, and (iv) the representations and warranties set forth in Sections 4.1(j) and (k) are true and correct with
                             ---------------     ---
     respect to each Receivable transferred on such day as if made on such day.

          (m) Eligible Accounts. As of the RPA Closing Date, each Account (other
              -----------------
     than Additional Accounts) is an Eligible Account.

          (n) Selection Procedures. No selection procedures reasonably believed
              --------------------
     by RPA Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized by RPA Seller in selecting the Accounts.

          (o) FDIC Insurance. RPA Seller's deposits are insured by the Federal
              --------------
     Deposit Insurance Corporation ("FDIC").
                                     ----

          (p) Bulk Sales. The execution, delivery and performance of this
              ----------
     Agreement do not require compliance with any "bulk sales" law by RPA
     Seller.

          (q) Solvency. The transactions under this Agreement do not and will
              --------
     not render RPA Seller insolvent, nor have such transactions been entered into in contemplation of RPA Seller's insolvency.

          (r) Pooling and Servicing Agreement. The representations made in
              --------------------------------
     Section 2.4(a) under the Pooling and Servicing Agreement (other than the
     --------------
     first sentence thereof) are true and correct on the dates made.

          (s) Transfer and Servicing Agreement. The representations made in
              --------------------------------
     Section 2.4(a) under the Transfer and Servicing Agreement (other than the
     --------------
     first sentence thereof) are true and correct on the dates made.

          Section 4.2. RPA Seller's Representations and Warranties Regarding
                       -----------------------------------------------------
     Additional Accounts. RPA Seller hereby represents and warrants, and agrees
     -------------------
     with Buyer, as of each Addition Date, that:

          (a) Reconfirmation of Representations and Warranties. All
              ------------------------------------------------
     representations and warranties made by RPA Seller pursuant to Section 4.1
                                                                   -----------
     remain true and correct in all respects as of such Addition Date as if made on such date.

          (b) Identification of Accounts and Receivables. RPA Seller has, as of
              ------------------------------------------
     the Addition Date with respect to Additional Accounts added pursuant
     Section 2.2(a), and will have, as of the fifth Business Day after the first
     --------------
     day of the calendar month occurring after any Addition Date occurring under
     Section 2.2(c), (i) indicated or caused to be indicated in its books and
     --------------
     records and in the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Receivables Trust pursuant to the Servicing Agreement for the benefit of the Securityholders and (ii) delivered or caused to be delivered to Buyer (or to the Receivables Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number, and the aggregate amount of the Receivables and the aggregate amount of Principal Receivables in such Additional Accounts, as of the Addition Date for Additional Accounts added pursuant to
     Section 2.2(a) and as of such fifth Business Day of a calendar month with
     --------------
     respect to Additional Accounts added pursuant to Section 2.2(b) and any
                                                      --------------
     such computer file or microfiche list is or will be an accurate and complete listing in all material respects of all the Additional Accounts as of the Addition Date or as of such fifth Business Day and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of such date.

          (c) Eligibility of Accounts. Each Additional Account is, as of the
              -----------------------
     Addition Date, an Eligible Account.

          (d) Selection Procedures. The Additional Accounts were assigned
              --------------------
     randomly to Cycles by RPA Seller. No selection procedures reasonably believed by RPA Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized by RPA Seller in selecting the Additional Accounts from available Eligible Accounts.

          (e) Insolvency. RPA Seller is not insolvent as of the Addition Date
              ----------
     and will not be rendered insolvent by adding any such Additional Account to any Cycle.

          (f) Bankruptcy Proceeding. RPA Seller has not filed a voluntary
              ----------------------
     proceeding under the Debtor Relief Laws and has no knowledge of the filing of any involuntary proceeding against it under such laws.

          (g) Valid Conveyance. The representations and warranties set out in
              ----------------
     Exhibit D are true and correct. Without limiting the generality of the
     ---------
     foregoing, as of each Addition Date, a valid sale, assignment and conveyance to Buyer of all right, title, and interest of RPA Seller in, to, and under the Transferred Assets, has been consummated and such property will be held free and clear of any Lien of any Person claiming through or under RPA Seller and its Affiliates, except for Liens permitted under
     Section 5.1(d).
     --------------

          Section 4.3. Representations and Warranties of Buyer. As of the RPA
                       ---------------------------------------
     Closing Date, and each Addition Date, Buyer hereby represents and warrants to, and agrees with, RPA Seller that:

          (a) Organization and Good Standing. Buyer is a corporation duly
              ------------------------------
     organized and validly existing in good standing under the laws of the State of Delaware and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver, and perform its obligations under the Conveyance Papers.

          (b) Due Qualification. Buyer is neither required to qualify, nor to
              -----------------
     register, as a foreign corporation in any state in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Buyer required under federal and Delaware law.

          (c) Due Authorization. The execution and delivery of the Conveyance
              -----------------
     Papers and the consummation of the transactions provided for in the Conveyance Papers have been duly authorized by Buyer by all necessary corporate action on the part of Buyer.

          (d) No Conflict. The execution and delivery of the Conveyance Papers,
              -----------
     the performance of the transactions contemplated by the Conveyance Papers and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Buyer is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution and delivery of the Conveyance Papers,
              ------------
     the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any Requirements of Law applicable to Buyer.

          (f) No Proceedings. There are no proceedings or investigations pending
              --------------
     or, to the best knowledge of Buyer, threatened against Buyer, before any Governmental Authority (i) asserting the invalidity of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Buyer, would materially and adversely affect the Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers.

          (g) All Consents Required. All approvals, authorizations, licenses,
              ---------------------
     consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained.

          Section 4.4. Other Matters.
                       -------------

          (a) The representations and warranties set forth in this Article IV
                                                                   ----------
     shall survive the conveyance of the Transferred Assets to Buyer, and termination of the rights and obligations of the Buyer and RPA Seller under this Agreement. Upon discovery by Buyer or RPA Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

          (b) In no event shall Buyer be liable to RPA Seller on account of breach of any representation or warranty of Buyer set forth herein.

                                   ARTICLE V

                       COVENANTS OF RPA SELLER AND BUYER

          Section 5.1. RPA Seller Covenants. RPA Seller hereby covenants and
                       --------------------
     agrees with Buyer as follows:

          (a) Cardholder Agreements and Cardholder Guidelines. RPA Seller shall
              -----------------------------------------------
     comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Cardholder Guidelines, except insofar as any failure to so comply or conform would not materially and adversely affect the rights of the Receivables Trust, the Receivables Trustee and Securityholders under the Transaction Documents. In that regard, except as aforesaid, and so long as such changes are made applicable to the comparable segments of those MasterCard and VISA accounts owned and serviced by RPA Seller which have characteristics the same as, or substantially similar to, the Accounts pursuant to which the Receivables were created (if any), RPA Seller shall be free to change the terms and provisions of such Cardholder Agreements or the Cardholder Guidelines in any respect (including the calculation of the amount, the timing, of charge-offs). RPA Seller shall provide to each Rating Agency written notice of any such change that (1) lowers the periodic finance charge rate used to calculate Finance Charges on any Account or changes the minimum monthly payment applicable to any Account; (2) changes any periodic finance charge rate used to calculate Finance Charges on any Account from a floating rate to a fixed rate or from a fixed rate to a floating rate; (3) reduces any Cardholder Fees, Cash Advance Fees or other fees applicable to any Account or (4) changes the calculation of the amount, or the timing, of charge offs.

          (b) Finance Charges and Other Fees. Except (i) as otherwise required
              ------------------------------
     by any Requirements of Law or (ii) as is consistent with the provisions of the Servicing Agreement and all Supplements thereto and as is deemed by RPA Seller to be advisable for its MasterCard and VISA program based on a good faith assessment by RPA Seller of the various factors impacting the use of its MasterCard and VISA cards, RPA Seller shall not reduce at any time (x) the Finance Charges assessed in respect of any Accounts or (y) any other fees charged on any of the Accounts, if as a result of any such reduction, RPA Seller's reasonable expectation of the Portfolio Yield in respect of any Series as of such date would be less than the current Base Rate applicable to such Series.

          (c) Receivables Not to be Evidenced by Promissory Securities. RPA
              --------------------------------------------------------
     Seller will take no action to cause any Receivable to be evidenced by any instrument.

          (d) Security Interests. Except for the conveyances hereunder, (i) RPA
              ------------------
     Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; (ii) RPA Seller will immediately notify Buyer and the Receivables Trustee of the existence of any Lien on any Receivable; and (iii) RPA Seller shall defend the right, title, and interest of Buyer and its successors and assigns in, to, and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under RPA Seller; provided, however, that nothing in this Section 5.1(d) shall prevent or be
     --------  -------                       --------------
     deemed to prohibit RPA Seller from suffering to exist upon any of the Accounts or Receivables any Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if RPA Seller shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (e) Chief Executive Office; State of Organization. RPA Seller's chief
              ---------------------------------------------
     executive office and state of organization are identified on Schedule Two.
                                                                  ------------
     RPA Seller will not relocate its chief executive office or state of organization, unless RPA Seller shall have given to Buyer not less than 15 days' written notice of its intention to do so, clearly describing the new location or state of organization. If as a result of such relocation, the applicable provisions of the UCC or any other applicable law require the filing of any amendment to any previously-filed financing or continuation statement or the filing of a new financing statement, RPA Seller shall file such financing statement or amendment as may be necessary with respect to the transfer of accounts. Additionally, RPA Seller shall clearly and unambiguously identify or cause to be identified each Account (including any Additional Account designated pursuant to Section 2.2) in its computer
                                                   -----------
     records relating to the Receivables, to reflect that the Receivables arising in such Account have been sold to Buyer and transferred by Buyer to the Receivables Trust pursuant to the Servicing Agreement. RPA Seller shall, prior to the sale or transfer to a third party of any receivable owned by RPA Seller or held in its custody, examine its books and records, including any computer records, to determine that such receivable is not a Receivable.

          (f) Change of Name or Corporate Structure. Within 30 days after RPA
              -------------------------------------
     Seller makes any change in its name, identity, or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 2.1 above seriously misleading within the meaning
                     -----------
     of Section 9-508 of the UCC as in effect in the state where such financing statement or continuation statement was filed, RPA Seller shall file such financing statements or amendments as may be necessary to perfect or maintain the perfection of the transfer of the Receivables.

          (g) Further Assurances. RPA Seller will make, execute or endorse,
              ------------------
     acknowledge, and file or deliver to Buyer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Receivables and other rights covered by this Agreement, as Buyer may request and reasonably require.

          (h) Indemnification. RPA Seller agrees to indemnify, defend and hold
              ---------------
     Buyer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which Buyer may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon (i) a breach by RPA Seller of its warranties and covenants contained in Section 4.1
                                                                -----------
     (provided, however, with respect to the representations and warranties
      --------  -------
     contained in Sections 4.1(1) and (m) above the indemnification provided for
                  ---------------     ---
     herein shall apply only to a breach involving a material amount of Accounts or Receivables) or (ii) the representations of RPA Seller contained in
     Section 4.2, or any information certified in any Schedule delivered by RPA
     -----------
     Seller hereunder, being untrue in any material respect at any time. The obligations of RPA Seller under this Section 5.1(h) shall be considered to
                                          --------------
     have been relied upon by Buyer and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by Buyer or on its behalf.

          (i) Municipal and Local Taxes. Servicer shall be responsible for
              -------------------------
     collecting all state, local, and municipal taxes associated with the Accounts and Receivables and for remitting the same to the appropriate Governmental Authority, together with all tax returns, reports, or affidavits required by such Governmental Authority in connection therewith.

          (j) Conveyance of Accounts. RPA Seller shall not convey, assign,
              ----------------------
     exchange, or otherwise transfer the Accounts to any Person prior to termination of this Agreement, and the Servicing Agreement.

          (k) Non-Petition. RPA Seller hereby covenants and agrees that prior to
              ------------
     the date which is one year and one day after the Scheduled Trust Termination Date, it will not institute against, or join any other person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law.

          (l) Merger; Consolidation. RPA Seller shall not consolidate with or
              ---------------------
     merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i) the Person formed by such consolidation or into which RPA Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of RPA Seller substantially as an entirety shall be, if RPA Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, federal savings association, state banking corporation or state savings association which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer, in form satisfactory to the Buyer, the performance of every covenant and obligation of RPA Seller, as applicable hereunder, and shall benefit from all the rights granted to RPA Seller, as applicable hereunder. To the extent that any right, covenant or obligation of RPA Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply to the extent practicable, to such successor entity;

               (ii) RPA Seller shall have delivered to the Buyer an Officer's Certificate and an Opinion of Counsel, each, in form and substance reasonably acceptable to the Buyer, stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Agreement and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to RPA Seller; and

               (iii) RPA Seller shall have notified the Rating Agencies of such actions in writing prior to completing such transaction.

          (m) Receivables to be Accounts. RPA Seller will take no action to
              --------------------------
     cause any Receivable to be characterized as anything other than an "account" (as defined in the UCC as in effect in the applicable jurisdiction). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

          (n) Account Allocations.
              -------------------

               (i) In the event that RPA Seller is unable for any reason to transfer Receivables to Buyer in accordance with the provisions of this Agreement (including, without limitation, by reason of the occurrence of an Insolvency Event) then, in any such event, RPA Seller agrees to instruct the Servicer to allocate and pay in accordance with the Servicing Agreement, after the date of such inability, payments received in respect of the Accounts giving rise to such Receivables first to the total amount of Principal Receivables from such Accounts transferred to Buyer. The parties hereto agree that Finance Charge Receivables, whenever created, with respect to Principal Receivables which have been transferred to Buyer shall continue to be property of Buyer or its assigns notwithstanding any cessation of the transfer of additional Principal Receivables to Buyer and Collections with respect thereto shall continue to be allocated and paid in accordance with the Transaction Documents.

               (ii) In the event that pursuant to Section 6.1(a), RPA Seller
                                                  --------------
          accepts a retransfer of an Ineligible Receivable as a result of a breach of the representations and warranties relating to such Receivable, then, in any such event, RPA Seller agrees to instruct the Servicer to allocate payments received in respect of the Account giving rise to such Receivable first to the total amount of Principal Receivables of the appropriate Obligor retained by

          Buyer or its assigns and thereafter to the total amount owing by such Obligor on any Ineligible Receivable retransferred to RPA Seller.

          (o) Delivery of Collections. RPA Seller agrees to pay to the Servicer
              -----------------------
     (if the Servicer is not then FCNB) promptly (but in no event later than two Business Days after receipt) all Collections received by RPA Seller in respect of the Receivables.

          (p) Credit Adjustments. If at any time Buyer is required to make a
              ------------------
     deposit to the Excess Funding Account on account of a Credit Adjustment, and Buyer notifies RPA Seller that Buyer does not have funds available to make such deposit, then RPA Seller shall promptly provide the amount of the required deposit to Buyer.

          (q) Assignment. The obligations of RPA Seller hereunder shall not be
              ----------
     assignable nor shall any Person succeed to the obligations of RPA Seller hereunder except for mergers, consolidations, assumptions or transfers in accordance with Section 5.1(l).
                     --------------

          (r) Trust Agreement. Upon notice from the Buyer, FCNB agrees to
              ---------------
     promptly pay Buyer amounts necessary for Buyer to make its payment obligations in time pursuant to Article VII of the Trust Agreement.
                                     -----------

          Section 5.2. Buyer Covenants Regarding Nondisclosure; Inspection.
                       ---------------------------------------------------
     Buyer hereby covenants and agrees with RPA Seller (and agrees to cause the Receivables Trustee) not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists delivered to Buyer (or to Receivables Trustee if buyer so directs) pursuant to Sections 2.1 and 2.2, and Section 4.2(b), 7.1(c) and 7.2(c),
                 ------------     ---      --------------  ------     ------
     except (i) as is required in connection with the performance of the Receivables Trustee's duties under the Servicing Agreement or in enforcing the rights of the Securityholders and (ii) such disclosures as are required upon appointment of a successor Servicer under the Servicing Agreement. Buyer agrees (and shall cause the Receivables Trustee) to take such measures as shall be reasonably requested by RPA Seller to protect and maintain the security and confidentiality of such information, and in connection therewith, shall allow RPA Seller to inspect the applicable security and confidentiality arrangements from time to time in normal business hours. Buyer shall (and shall cause the Receivables Trustee to) give RPA Seller five days prior written notice of any disclosure pursuant to this Section 5.2.
             -----------

                                   ARTICLE VI

                             REPURCHASE OBLIGATION

          Section 6.1. Mandatory Repurchase. (a) In the event of a breach of any
                       --------------------
     representation and warranty set forth in Section 4.1(l) before the FCMT
                                              --------------
     Termination Date RPA Seller shall accept a retransfer of each Principal Receivable to which such breach relates (an "Ineligible Receivable") on the
                                                  ---------------------
     date on which such Ineligible Receivable is retransferred to Buyer under
     Section 2.4(d) of the Pooling and Servicing Agreement on the terms and
     --------------
     conditions set forth below. In the event that the exclusion of an Ineligible Receivable from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, RPA Seller shall pay Buyer a sufficient amount in immediately available funds in time to enable Buyer to make a deposit in the Collection Account in an amount equal to the Shortfall Amount as required under Section 2.4(d) of the
                                                     --------------
     Pooling and Servicing Agreement. Upon each retransfer to RPA Seller of such Ineligible Receivable, the Buyer shall automatically and without further action be deemed to transfer, assign and set-over to RPA Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in, to and under such Ineligible Receivable, all monies due or to become due with respect thereto, all proceeds thereof and Insurance Proceeds relating thereto. The Buyer shall execute such documents and instruments of transfer and take such other actions as shall reasonably be requested by RPA Seller to effect the transfer of such Ineligible Receivable pursuant to this subsection. The obligation of RPA Seller to accept retransfer of any Ineligible Receivable shall constitute the sole remedy respecting any breach of the representations and warranties set forth in Section 4.1(l)) with respect to such Receivable available to the
              ---------------
     Buyer, Certificateholders or the Trustee on behalf of Certificateholders (as defined in the Pooling and Servicing Agreement).

          (b) In the event of a breach of any representation and warranty set forth in Section 4.1(l) on and after the FCMT Termination Date, then RPA
              --------------
     Seller shall accept reassignment of all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in this
       ----------------------
     paragraph on the date on which such Ineligible Receivables are reassigned to Buyer under Section 2.4(d) of the Transfer and Servicing Agreement. If
                    --------------
     the exclusion of an Ineligible Receivable from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, then RPA Seller shall pay Buyer a sufficient amount in immediately available funds in time to enable Buyer, on the date of retransfer of such Ineligible Receivable, to make a deposit in the Collection Account in an amount equal to the Shortfall Amount as required under Section 2.4(d) of the Transfer and Servicing Agreement. The amounts
           --------------
     so deposited are to be treated for all purposes hereof as Collections on such Ineligible Receivables.

          Upon reassignment of any Ineligible Receivable, the Buyer shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to RPA Seller or its designee, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Ineligible Receivable, all Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Buyer as collected in full as of the date on which it was transferred. The obligation of RPA Seller to accept reassignment of any Ineligible Receivables conveyed to the Buyer by RPA Seller, and to make payments to Buyer to enable Buyer to make the deposits, if any, required to be made to the Collection Account as provided in Section 2.4(d) of the Transfer and Servicing Agreement, shall
                 --------------
     constitute the sole remedy respecting the event giving rise to such obligation available to the Buyer. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the RPA Seller to effect the conveyance of such Ineligible Receivables pursuant to this Section 6.1(b),
                                                                --------------
     but only upon receipt of an Officer's Certificate from RPA Seller that states that all conditions set forth in Section 5.1 have been satisfied.
                                             -----------

          (c) In the event of a breach of any representation and warranty set forth in Section 4.1(e), (j), (k) or (r) before the FCMT Termination Date,
              -------------   ---  ---    ---
     RPA Seller shall be obligated to accept retransfer of all of the Principal Receivables on the date on which the Receivables are retransferred to Buyer under Section 2.4(e) of the Pooling and Servicing Agreement. RPA Seller
           --------------
     shall pay Buyer a sufficient amount in immediately available funds in time to enable Buyer to deposit on the Transfer Date (as defined in the Pooling and Servcing Agreement) (in next day funds) for the related Distribution Date (as defined in the Pooling and Servcing Agreement) an amount equal to the deposit amount as required under Section 2.4(e) of the Pooling and Servcing Agreement on the terms and conditions set forth below. On the Distribution Date following the Transfer Date on which such amount has been deposited by Buyer in full into the Distribution Account, the Receivables and all monies due or to become due with respect thereto and all proceeds of the Receivables and Insurance Proceeds relating thereto shall be transferred to RPA Seller, and the Buyer shall execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be reasonably requested by RPA Seller to vest in RPA Seller, or its designee or assignee, all right, title and interest of the Buyer in, to and under the Receivables, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds thereof and Insurance Proceeds relating thereto. If RPA Seller is obligated to accept a retransfer as provided above, the obligation of RPA Seller to accept a retransfer of the Receivables pursuant to Section 6.1(c)
                                                                  --------------
     shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 4.1(e) available to the Buyer.
                                 --------------

          (d) On and after the FCMT Termination Date, if any representation or warranty of a RPA Seller set forth in Section 4.1(e), (j), (k) or (s) is
                                           --------------  ---  ---    ---
     not true and correct in any material respect, RPA Seller shall be obligated to accept such reassignment on the date on which the Receivables are reassigned to Buyer under Section 2.4(e) of the Transfer and Servicing
                               --------------
     Agreement on the terms set forth in this paragraph. RPA Seller shall pay Buyer a sufficient amount in immediately available funds in time to enable Buyer to deposit in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on the Transfer Date for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under Section 2.4(e) of the Transfer and
                                          --------------
     Servicing Agreement, in payment for such reassignment, an amount equal to the deposit amount for the reassignment as required under Section 2.4(e) of
                                                               --------------
     the Transfer and Servicing Agreement. If RPA Seller is obligated to accept a reassignment of the Receivables as provided above, the obligation of RPA Seller to accept such reassignment pursuant to this Section 6.1(d) and to
                                                         --------------
     make payments to Buyer to enable Buyer to make the deposit required to be made to the Collection Account as provided in Section 2.4(e) of the Transfer and Servicing Agreement shall constitute the sole remedy respecting an event of the type specified in the first sentence of this
     Section 6.1(d) available to the Buyer. Upon reassignment of the Receivables
     --------------
     on such Distribution Date, the Buyer shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the RPA Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to the Receivables and Recoveries allocable to the Buyer, and all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the RPA Seller to effect the conveyance of such property pursuant to this Section.

          Section 6.2. Optional Repurchases. (a) Buyer shall have the option to
                       --------------------
     require RPA Seller to repurchase all of Buyer's rights, titles, and interests in, to, and under all Receivables transferred by RPA Seller hereunder and created pursuant to certain Accounts designated by Buyer (the "Removed Accounts"); provided that, Buyer shall only be entitled to require
      ----------------    -------- ----
     such repurchase (i) if Buyer is able to effect a retransfer of such Receivables from the Receivables Trust in compliance with Section 2.7 of
                                                               -----------
     the Servicing Agreement, and (ii) if Buyer and both RPA Seller mutually agree as to the designation of the Removed Accounts. On or before the fifth Business Day (the "Repurchase Notice Date") prior to the date on which the
                        ----------------------
     Removed Accounts will be designated by Buyer, Buyer shall give RPA Seller written notice of its election to require RPA Seller to so repurchase the Receivables of the Removed Accounts on the date specified in such notice (the "Repurchase Date"). The Repurchase Price for an optional repurchase
           ---------------
     effected pursuant to this Section 6.2(a) shall be for Receivables purchased
                               --------------
     pursuant to Section 2.7 of the Servicing Agreement, an amount equal to the
                 -----------
     total recorded unpaid balance of such repurchased Receivables (including Principal Receivables and Finance Charge

     Receivables) on the Repurchase Date. Upon execution and delivery of any Reconveyance effecting any repurchase as contemplated in this Section
                                                                   -------
     6.2(a), Buyer shall have no further right, title, or interest in any
     ------
     Receivables from the Removed Accounts.

          (b) Payment of the Repurchase Price as specified in Section 6.2(a)
                                                              --------------
     above may be made, at the option of the RPA Seller: (i) in immediately available funds; (ii) as a reduction in RPA Seller's interest in and to any participation interest in the Seller Interest in an amount equal to the unpaid portion of the Repurchase Price; or (iii) any combination of the foregoing; provided, however, that RPA Seller must make payment of a
                --------  -------
     sufficient portion of the Repurchase Price in immediately available funds in time to enable Buyer to make any cash payment to the Receivables Trust then required under the Servicing Agreement.

          Section 6.3. Conveyance of Repurchased Receivables. On or prior to the
                       -------------------------------------
     date that RPA Seller is required to repurchase Receivables under Section
                                                                      -------
     6.1, or on the date RPA Seller is permitted to purchase any Receivables
     ---
     under Section 6.2, or on any Repurchase Date, as the case may be, Buyer
           -----------
     shall execute and deliver to RPA Seller a Reconveyance substantially in the form and upon the terms of Exhibit B, pursuant to which Buyer conveys to
                                ---------
     RPA Seller all of Buyer's right, title, and interest in the Receivables to be repurchased by such seller and, with respect to repurchases effected pursuant to Section 6.2, within three Business Days thereafter, Buyer shall
                 -----------
     deliver to RPA Seller a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate Receivable balances to be repurchased by RPA Seller in such Removed Accounts as of the Repurchase Notice Date. Buyer shall (and shall cause the Receivables Trustee to) execute such other documents or instruments of conveyance or take such other actions as RPA Seller may reasonably require to effect any repurchase of Receivables pursuant to this
     Article VI.
     ----------

          Section 6.4. Selection of Removed Accounts. By giving the written
                       -----------------------------
     notice on the Repurchase Notice Date as required in Section 6.2 and by
                                                         -----------
     acceptance of the Reconveyance, RPA Seller represents and warrants that no selection procedures reasonably believed by RPA Seller to be materially adverse to the interests of Buyer or the holders of the Securities were utilized in selecting the Removed Accounts.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

          Section 7.1. Conditions to Buyer's Obligations Regarding Initial
                       ---------------------------------------------------
     Receivables. The obligations of Buyer to purchase the Transferred Assets on
     -----------
     the RPA Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of RPA Seller contained in this Agreement shall be true and correct on the RPA Closing Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Accounts provided to Buyer shall be true and correct as of the RPA Closing Date in all material respects;

          (c) RPA Seller shall have delivered or caused to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all Accounts identified by account number and by the Receivables balance as of the RPA Closing Date, and RPA Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) RPA Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Receivables to Buyer, and shall have delivered a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to Buyer;

          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Buyer, and Buyer shall have received from RPA Seller copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as Buyer may reasonably have requested.

          Section 7.2. Conditions to Buyer's Obligations Regarding Supplemental
                       --------------------------------------------------------
     Conveyances. The obligations of Buyer to purchase any Receivables created
     -----------
     under any Additional Accounts shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of RPA Seller contained in this Agreement shall be true and correct on the Addition Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Additional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to
     Section 2.2(a) and as of the fifth Business Day after the first day of the
     --------------
     calendar month occurring after any Addition Date arising under Section
                                                                    -------
     2.2(c);
     ------

          (c) On or before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a) and on or before the fifth
                                --------------
     Business Day after the first day of the Monthly Period occurring after any Addition Date arising under Section 2.2(c): (i) RPA Seller shall have
                                 --------------
     indicated or caused to be indicated in the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Receivables Trust pursuant to the Servicing Agreement for the benefit of the Securityholders; (ii) RPA Seller shall have delivered or caused to be delivered to Buyer (or to the Receivables Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable balance as of the Addition Date for Additional Accounts added pursuant to Section 2.2(a) or as of such fifth Business Day
                                -------------
     of a Monthly Period with respect to Additional Accounts added pursuant to
     Section 2.2(c); and (iii) RPA Seller shall have substantially performed all
     --------------
     other obligations required to be performed by the provisions of this Agreement;

          (d) RPA Seller shall have executed and delivered a Supplemental Conveyance in conformance with the requirement of Section 2.2; and
                                                       -----------

          (e) RPA Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables in such Additional Accounts now existing and hereafter created in connection with the transfer of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Receivables to Buyer, and shall have delivered a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to Buyer.

          Section 7.3. Conditions Precedent to RPA Seller's Obligations. The
                       ------------------------------------------------
     obligations of RPA Seller to sell the Transferred Assets on the RPA Closing Date and on any Addition Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Payment or provision for payment of the Purchase Price shall have been made in accordance with the provisions of Sections 3.3 and 3.4.
                                                    ------------     ----
          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to RPA Seller, and RPA Seller shall have received from Buyer copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the sellers may reasonably have requested.

                                  ARTICLE VIII

                               TERM & TERMINATION

          Section 8.1. Term. This Agreement shall commence as of the date of
                       ----
     execution and delivery hereof and shall continue in full force and effect until: (a) the Receivables Trust terminates; or (b) upon the occurrence of any of the following events: Buyer or RPA Seller shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, (1) within 10 Business Days after Buyer or RPA Seller, as applicable, has knowledge of such proceeding or the filing thereof either (x) the petition instituting same has not been dismissed or (y) an order has not been entered by the court having jurisdiction which allows continued transfer to the Receivables Trust or Buyer, as applicable, of Principal Receivables, in the case of RPA Seller's involuntary petition with no adverse effect to either Buyer, the Receivables Trust or the Securityholders, and in the case of Buyer's involuntary petition with no adverse effect to either the Receivables Trust or the Securityholders, or (2) an order as contemplated in (1)(y) above having previously been entered, is no longer in effect other than by reason of the termination of such proceeding; provided,
                                                                 --------
     however, that Buyer shall have no duty to continue to purchase Receivables
     -------
     or accept designation of Additional Accounts from and after the filing of an involuntary petition but prior to dismissal; or (v) become unable for any reason to convey or reconvey Receivables in accordance with the provisions of this Agreement; provided, however, that the termination of
                                   --------  -------
     this Agreement pursuant to this Section 8.1(b) shall not discharge any
                                     --------------
     Person from any obligations incurred prior to such termination, including any obligations with respect to Receivables sold prior to such termination. Notwithstanding anything contained herein to the contrary, upon any termination of this Agreement, Buyer shall not purchase Receivables created or accept Additional Accounts designated on or after the date of such termination.

          Section 8.2. Effect of Termination. No termination or rejection or
                       ---------------------
     failure to assume the executory obligations of this Agreement upon the bankruptcy of RPA Seller or Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including pre-termination breaches of representations and warranties by RPA Seller or Buyer. Without limiting the foregoing, prior to termination, neither the failure of RPA Seller to deliver or cause to be delivered computer records of Additional Accounts or Settlement Statements, nor the failure of Buyer to pay a Settlement Statement shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Section 5 or Section 9.1 of this Agreement render an executed
                 ---------    -----------
     sale executory.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

          Section 9.1. Amendment. This Agreement and the other Conveyance Papers
                       ---------
     and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Buyer and RPA Seller, with prior notice to the Rating Agencies, in accordance with this
     Section 9.1. This Agreement and any other Conveyance Papers may be amended
     -----------
     from time to time by Buyer and RPA Seller to correct or supplement any provisions herein or in any other Conveyance Papers which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any other Conveyance Papers; provided, however, that such action shall not adversely affect in any
     --------  -------
     material respect the interests of the Receivables Trustee for the benefit of the Securities, unless the Receivables Trustee shall consent thereto. Any Supplemental Conveyance or Reconveyance executed in accordance with the provisions hereof shall not be considered amendments to this Agreement. Any amendment that modifies the Purchase Price or any right or obligation of Buyer or RPA Seller must satisfy the Rating Agency Condition.

          Section 9.2. Governing Law. This Agreement and the other Conveyance
                       -------------
     Papers shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 9.3. Notices. All demands, notices and communications
                       -------
     hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of RPA Seller, First Consumers National Bank, 9300 S.W. Gemini Drive, Beaverton, Oregon 97005, Attn: President, or (b) in the case of Buyer, First Consumers Credit Corporation 400 West 9th Street, Suite 302D, Wilmington, Delaware, 19801, Attn.: Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          Section 9.4. Severability of Provisions. If any one or more of the
                       --------------------------
     covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

          Section 9.5. Assignment. Notwithstanding anything to the contrary
                       ----------
     contained herein, other than the assignments referred to in Section 9.6,
                                                                 -----------
     this Agreement and all other Conveyance Papers may not be assigned by the parties hereto.

          Section 9.6. Acknowledgment and Agreement of RPA Seller. By execution
                       ------------------------------------------
     below, RPA Seller expressly acknowledge and agree that all of Buyer's rights under this Agreement relating to Transferred Assets purchased pursuant to this Agreement shall be assigned by Buyer to the Receivables Trust and, after the FCMT Termination Date, shall be collaterally assigned by the Receivables Trust to the Indenture Trustee, in each case for the benefit of the Securityholders, and RPA Seller consents to such assignments.

          Section 9.7. Further Assurances. Buyer and RPA Seller agree to do and
                       ------------------
     perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the applicable UCC or other law of any applicable jurisdiction.

          Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise
                       ------------------------------
     and no delay in exercising, on the part of Buyer and RPA Seller, any right, remedy, power or privilege hereunder, shall operate a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 9.9. Counterparts. This Agreement and all other Conveyance
                       ------------
     Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 9.10. Binding Effect; Third-Party Beneficiaries. This
                        -----------------------------------------
     Agreement and the other Conveyance Papers will inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. The Receivables Trust, the Receivables Trustee and all holders of the Securities shall be considered third-party beneficiaries of this Agreement.

          Section 9.11. Merger and Integration. Except as specifically stated
                        ----------------------
     otherwise herein, this Agreement and all the other Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and all the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

          Section 9.12. Headings. The headings herein are for purposes of
                        --------
     reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 9.13. Schedules and Exhibits. The schedules and exhibits
                        ----------------------
     attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          IN WITNESS WHEREOF, Buyer and RPA Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first written above.

                                                FIRST CONSUMERS CREDIT
                                                CORPORATION


                                                Name:
                                                     ---------------------------
                                                Name: John R. Steele
                                                Title: Treasurer


                                                FIRST CONSUMERS NATIONAL BANK


                                                Name:
                                                     ---------------------------
                                                Name: John R. Steele
                                                Title: Treasurer

Signature page to
Receivables Purchase Agreement

                                  SCHEDULE ONE
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

     Accounts
     --------

     As contained on an appropriately Labeled Computer Record
     Delivered Contemporaneously with this Agreement.

     Aggregate Receivables as of the RPA Closing Date:          $
                                                                 -------

     Aggregate Principal Balance as of the RPA Closing Date:    $
                                                                 -------

                                  SCHEDULE TWO
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

          Buyer's Chief Executive Office:

               400 West 9th Street
               Suite 302D
               Wilmington, Delaware 19801

               State of organization: Delaware

          RPA Seller's Chief Executive Office:

               9300 S.W. Gemini Drive
               Beaverton Oregon 97005

               Organized as a national bank

          Locations Of Books And Records:

               9300 S.W. Gemini Drive
               Beaverton, Oregon 97005

               800 Pasquinelli Drive
               Westmont, Illinois 60522

               3500 Lacey Road
               Downers Grove, Illinois 60515

                                   EXHIBIT A
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

                        FORM OF SUPPLEMENTAL CONVEYANCE
                        -------------------------------

          SUPPLEMENTAL CONVEYANCE No.     OF RECEIVABLES IN ADDITIONAL ACCOUNTS
                                      ---
     (the "Supplemental Conveyance"), dated as of              , 200 , by and
           ------------------------               -------------     -
     between FIRST CONSUMERS NATIONAL BANK, a national banking association ("RPA Seller"), and FIRST CONSUMERS CREDIT CORPORATION, a Delaware corporation
     ------
     ("Buyer"), pursuant to the Receivables Purchase Agreement referred to
       -----
     below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Buyer and RPA Seller are parties to the Receivables Purchase Agreement, dated as of December 31, 2001 ( the "Purchase Agreement");
                                                     -------- ---------

          WHEREAS, pursuant to Section 2.2 of the Purchase Agreement, (i) under
                               ------- ---
     certain conditions, RPA Seller is required to sell Receivables in Additional Accounts; or (ii) RPA Seller may designate and sell Additional Accounts to be included as Accounts; or (iii) under certain circumstances, an Eligible Account is to be automatically included as an Additional Account;

          WHEREAS, RPA Seller now wishes to sell the Receivables in the Additional Accounts described on Schedule 1, whether now existing or
                                      -------- -
     hereafter created, to Buyer; and

          WHEREAS, Buyer is willing to accept such sale and conveyance subject to the terms and conditions hereof;

          NOW THEREFORE, RPA Seller and Buyer hereby agree as follows:

          1. Defined Terms. Terms used in this Supplemental Conveyance have
             -------------
     their respective meanings set forth in the Purchase Agreement, except that "Addition Date" means, with respect to the Additional Accounts added
      -------------
     pursuant to Section 2.2(a) of the Purchase Agreement and designated hereby,
                 -------------
              , 200 .
     --------      -

          "Notice Date" means, with respect to the Additional Accounts added
           -----------
     pursuant to Section 2.2 of the Purchase Agreement and designated hereby,
                 -----------
               ,
     ----------

     200  (which shall be a date on or before the fifth Business Day prior to
        -
     the Addition Date).

          2. Designation of Additional Accounts. On or prior to the Addition
             ----------------------------------
     Date, in respect of Additional Accounts added pursuant to Section 2.2 of the Purchase Agreement and on or before five Business Days after the first day of the calendar month next succeeding the calendar month in which Additional Accounts were added pursuant to Section 2.2(c), RPA Seller shall
                                                -------------
     have delivered or caused to be delivered to Buyer (or to the Receivables Trustee, if Buyer so directs) a computer file or microfiche list containing a true and complete list of all charge accounts which as of the Addition Date shall be deemed to be Additional Accounts, such Additional Accounts being identified by account number and by Receivable balance as of the Addition Date in respect of Additional Accounts added pursuant to Section
                                                                       -------
     2.2(a) of the Purchase Agreement. Such list shall be marked as Schedule 1
     ------                                                         ----------
     to this Supplemental Conveyance, delivered to Buyer as confidential and proprietary and, as of the Addition Date, shall be incorporated into and made a part of this Supplemental Conveyance, the Purchase Agreement, and any other Conveyance Paper.

          3. Sale of Receivables. (a) For value received, RPA Seller does hereby
             -------------------
     sell, transfer, convey and assign to Buyer, without recourse, on and after the Addition Date, all of RPA Seller's right, title and interest in, to and under the Receivables now existing or hereafter created in the Additional Accounts designated on Schedule 1, all monies due or to become due with
                            ----------
     respect thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds hereof and Insurance Proceeds relating thereto.

          (b) In connection with such sale and conveyance, RPA Seller agrees (i) to record and file at its own expense, any financing statement for the purchase of accounts, with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, meeting the requirements of applicable state law and in such jurisdictions as are necessary to perfect the sale of the Receivables from RPA Seller to Buyer and the transfer of such Receivables from Buyer to the Receivables Trust, and (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this Section 3, consist of telephone confirmations of such filings) to Buyer (or to the Receivables Trustee, if Buyer so directs) on or prior to the date of this Supplemental Conveyance.

          (c) In connection with such sale and conveyance, RPA Seller agrees, at its own expense, on or prior to the date of this Supplemental Conveyance to indicate or cause to be indicated in its books and records and in the computer files of the Receivables as required by the Purchase Agreement that Receivables created in connection with the Additional Accounts designated hereby have been sold to Buyer in accordance with the Purchase Agreement and transferred by Buyer to the Receivables Trust for the benefit of the Securityholders.

          4. Acceptance by Buyer. Buyer hereby acknowledges its acceptance of
             -------------------
     all right, title and interest previously held by RPA Seller in, to and under the Receivables sold and conveyed hereby. Buyer further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, RPA Seller delivered or caused to be delivered to Buyer or to the Receivables Trustee the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.
                  ---------

          5. Representations and Warranties of RPA Seller. RPA Seller represents
             --------------------------------------------
     and warrants to Buyer as of the Addition Date that:

          (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance
              -----------------------------------
     constitutes a legal, valid, and binding obligation of RPA Seller, enforceable against RPA Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit or law or in equity);

          (b) Schedule 1. Schedule 1 to this Supplemental Conveyance and the
              ----------  ----------
     computer file or microfiche list delivered pursuant to Section 2 of this Supplemental Conveyance is an accurate and complete listing in all material respects of all the Additional Accounts as of the Addition Date and the information contained therein with respect to the identify of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Addition Date;

          (c) Eligibility of Accounts. Each Additional Account designated hereby
              -----------------------
     is an Eligible Account;

          (d) Selection Procedures. The Additional Accounts were assigned
              --------------------
     randomly to Cycles by RPA Seller and no selection procedures reasonably believed by RPA Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized in selecting the Additional Accounts designated hereby from available Eligible Accounts;

          (e) Insolvency. RPA Seller is not insolvent; and, after giving effect
              ----------
     to the conveyance set forth in Section 3 of this Supplemental Conveyance, will not be insolvent;

          (f) Valid Sale. This Supplemental Conveyance constitutes a valid sale,
              ----------
     assignment, and conveyance or, in the case of Accounts added pursuant to
     Section 2.2(c) of the Purchase Agreement, confirmation of a valid sale,
     --------------
     assignment, and conveyance to Buyer of all rights, title and assignment, and conveyance to Buyer of all right, title and interest of RPA Seller in, to, and under the Receivables now existing and hereafter created in respect of the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) together with all Recoveries, Collections and other proceeds of such Receivables and Insurance Proceeds relating thereto.

          (g) Reconfirmation of Representations and Warranties. All
              ------------------------------------------------
     representations and warranties made by RPA Seller pursuant to Section 4.1
                                                                   -----------
     of the Purchase Agreement remain true and correct in all respects as of the Addition Date as if made on such date.

          6. Conditions Precedent. (a) The acceptance of Buyer set forth in
             --------------------
     Section 4 above and the amendment of the Purchase Agreement set forth in
     ---------
     Section 8 below are subject to the satisfaction by RPA Seller, on or prior
     ---------
     to the Addition Date, of the following conditions precedent:

               (i) All information concerning the Additional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to Section 2.2 (a) of the Purchase Agreement and as of
                            ---------------
          the fifth Business Day after the first day of the calendar month occurring after any Additional Date arising under Section 2.2(c) of
                                                            --------------
          the Purchase Agreement;

               (ii) On or before each Addition Date with respect to Additional
          Accounts added pursuant to Section 2.2(a) of the Purchase Agreement:
                                     --------------
          (i) RPA Seller shall have indicated or caused to be indicated in its books and records and in the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement for the benefit of the Securityholders, (ii) RPA Seller shall have delivered or caused to be delivered to Buyer (or to the Receivables Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by Receivable balance as of the Addition Date, (iii) RPA Seller shall have substantially performed all other obligations required to be performed by the provisions of the Purchase Agreement and this Supplemental Conveyance and (iv) RPA Seller shall have delivered to Buyer a certificate of a Vice President or more senior officer, certifying that (i) all requirements set forth in Section 2.6
                                                                     -----------
          of the Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the RPA Seller in Section 5 is true and correct as of the Addition Date. The Buyer may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying;

               (iii) RPA Seller shall have recorded and filed, at its expense, all financing statements required to comply with Section 3(b) of this
                                                           -----------
          Supplemental Conveyance.

          (b) The sale by RPA Seller set forth in Section 3 and the amendment of
                                                  ---------
     the Purchase Agreement set forth in Section 8 are subject to the
                                         ---------
     satisfaction by Buyer, on or prior to the Addition Date, of the following:

               (i) All representations and warranties of Buyer contained in the Purchase Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

               (ii) Payment or provisions for payment of the Purchase Price by Buyer in accordance with the provisions of Section 3 of the Purchase
                                                     ---------
          Agreement; and

               (iii) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Supplemental Conveyance shall be satisfactory in form and substance to RPA Seller, and RPA Seller shall have received from Buyer copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as RPA Seller may reasonably have requested.

          7. Additional Information. RPA Seller shall have delivered to Buyer
             ----------------------
     such information as was reasonably requested by Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in Section
                                                                     -------
     5(e) of this Supplemental Conveyance.
     ----

          8. Amendment of the Purchase Agreement. The Purchase Agreement is
             -----------------------------------
     hereby amended to provide that all references therein to the "Receivables Purchase Agreement", to "this Agreement", and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Purchase Agreement a supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

          9. Counterparts. This Supplemental Conveyance may be executed in two
             ------------
     or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          10. Governing Law. This Supplemental Conveyance shall be construed in
              -------------
     accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          11. Non-Petition. RPA Seller hereby covenants and agrees that prior to
              ------------
     the date which is one year and one day after the Scheduled Trust Termination Date, it will not institute against, or join any other person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law.

               IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                   FIRST CONSUMERS NATIONAL BANK


                                                   By:
                                                      --------------------------
                                                        Title:


                                                   FIRST CONSUMERS CREDIT
                                                   CORPORATION


                                                   By:
                                                      --------------------------
                                                        Title:

                                   SCHEDULE 1
                                   ----------
                           TO SUPPLEMENTAL CONVEYANCE

                              ADDITIONAL ACCOUNTS
                              -------------------

                                   EXHIBIT B
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

                              FORM OF RECONVEYANCE
                              --------------------

     RECONVEYANCE No.      OF RECEIVABLES (this "Reconveyance"), dated as of
                     ------                      ------------
             , 200  , by and between FIRST CONSUMERS CREDIT CORPORATION, a
-------------     --
Delaware corporation, ("Buyer") and FIRST CONSUMERS NATIONAL BANK, a national
                        -----
banking association ("RPA Seller"), pursuant to the Receivables Purchase
                      ----------
Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Buyer and RPA Seller are parties to the Receivables Purchase Agreement, dated as of December 31, 2001 (the "Purchase Agreement");
                                               ------------------

     WHEREAS, pursuant to Section 6 of the Purchase Agreement (i) under certain
                          ---------
conditions, RPA Seller is required to repurchase Receivables in certain Accounts, or (ii) Buyer may designate from time to time certain Accounts for repurchase;

     WHEREAS, pursuant to Section 6 of the Purchase Agreement, Buyer wishes to
                          ---------
sell and convey to RPA Seller the Receivables from the Accounts listed on
Schedule 1 (the "Removed Accounts"); and
----------       ----------------

     WHEREAS, RPA Seller is willing to repurchase Receivables under the Removed Accounts by payment, or provision for the payment, of the Repurchase Price therefor pursuant to Section 6 of the Purchase Agreement;

     NOW THEREFORE, Buyer and RPA Seller hereby agree as follows:

     1. Defined Terms. Capitalized terms used in this Reconveyance have their
        -------------
respective meanings set forth in the Purchase Agreement, except that "Repurchase
                                                                      ----------
Date" means, with respect to the Removed Accounts designated hereby,
----
            , 200  .
------------     --

     2. Designation of Removed Accounts. Within three Business Days after the
        -------------------------------
Repurchase Date, RPA Seller shall deliver or cause to be delivered to Buyer a computer file, microfiche or written list containing a true and complete list of all Removed Accounts identified by account number and Receivable balance of such Removed Accounts as of the Repurchase Date. Such list shall be marked as
Schedule 1 to this Reconveyance and shall be incorporated into and made a part
----------
of this Reconveyance as of the Repurchase Date and of the Purchase Agreement and other Conveyance Papers.

     3. Conveyance of Receivables. (a) For value received, Buyer does hereby
        -------------------------
sell, transfer, assign, and set-over to RPA Seller, without recourse, on and after the Repurchase Date, all right, title and interest of Buyer in, to, and under the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto.

     (b) In connection with such transfer, Buyer agrees to (and agrees to cause Receivables Trustee to) execute and deliver to RPA Seller on or prior to the date of this Reconveyance, a termination statement or partial release with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby evidencing the sale and conveyance of the Receivables in the Removed Accounts and the release of all liens or security interests thereon, which shall meet the requirements of applicable state law and shall be filed in such manner and in such jurisdictions as are necessary to evidence such sale and conveyance and remove such lien.

     4. Acceptance by RPA Seller. RPA Seller hereby acknowledges that, prior to
        ------------------------
or simultaneously with the execution and delivery of this Reconveyance, Buyer delivered or caused to be delivered to RPA Seller the computer file or microfiche list described in Section 2 of this Reconveyance.
                             ---------

     5. Representations and Warranties of Buyer. Buyer hereby represents and
        ---------------------------------------
warrants to RPA Seller as of the Repurchase Date:

     (a) Legal, Valid and Binding Obligation. This Reconveyance constitutes a
         -----------------------------------
legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

     (b) Schedule 1. Schedule 1 to this Reconveyance and the computer file or
         ----------  ----------
microfiche list delivered pursuant to Section 2 of this Reconveyance is an
                                      ---------
accurate and complete listing in all material respects of all the Removed Accounts as of the Repurchase Notice Date and the information contained therein with respect to the identity of such Removed Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Repurchase Notice Date;

     (c) Compliance with Servicing Agreement. Buyer has effected a retransfer
         -----------------------------------
from the Receivables Trust of the Receivables now existing or hereafter arising under the Removed Accounts in compliance with the provisions of the Servicing Agreement.

     (d) Selection Procedures. In respect of Removed Accounts designated
         --------------------
pursuant to Section 6.2 of the Purchase Agreement, Buyer and RPA Seller have
            -----------
mutually agreed as to the designation of the Removed Accounts.

     (e) Insolvency. As of the Repurchase Notice Date and as of the Repurchase
         ----------
Date, Buyer is not insolvent and the removal being made pursuant to this Reconveyance is not being made in contemplation of the Seller's insolvency.

     6. Conditions Precedent. (a) The amendment of the Purchase Agreement set
        --------------------
forth in Section 7 is subject to the satisfaction by Buyer, on or prior to the
         ---------
Repurchase Date, of the following conditions precedent:

          (i) All information concerning the Removed Accounts provided or to be provided to RPA Seller shall be true and correct in all material respects as of the Repurchase Date;

          (ii) Buyer shall have, and on or before the third Business Day after the Repurchase Date: (i) delivered to RPA Seller a computer file or microfiche list containing a true and correct list of all such Removed Accounts, identified by account number and by Receivable balance as of the Repurchase Date; and (ii) substantially performed all other obligations required to be performed by the provisions of this Reconveyance.

          (iii) Buyer shall have delivered to RPA Seller the termination statements and partial releases required to be delivered in Section 3(b) of
                                                                 -----------
     this Reconveyance.

     (b) The amendment of the Purchase Agreement set forth in Section 7 is
                                                              ---------
subject to payment or provision for payment of the Repurchase Price in accordance with the provisions of Section 6 of the Purchase Agreement on or
                                  ---------
prior to the Repurchase Date.

     7. Amendment of the Purchase Agreement. The Purchase Agreement is hereby
        -----------------------------------
amended to provide that all references therein to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Repurchase Date to be a dual reference to the Purchase Agreement as supplemented by this Reconveyance. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Purchase Agreement.

     8. Counterparts. This Reconveyance may be executed in two or more
        ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9. Governing Law. This Reconveyance shall be construed in accordance with
        -------------
the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. Non-Petition. RPA Seller hereby covenants and agrees that prior to the
         ------------
date which is one year and one day after the Scheduled Trust Termination Date, it will not institute against, or join any other person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law.

     IN WITNESS WHEREOF, the undersigned have caused this Reconveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                   FIRST CONSUMERS CREDIT
                                                   CORPORATION


                                                   By:
                                                      --------------------------
                                                          Title:


                                                   FIRST CONSUMERS NATIONAL BANK


                                                   By:
                                                      --------------------------
                                                          Title:
                                      B-4

                                   SCHEDULE 1
                                   ----------
                                TO RECONVEYANCE

                                REMOVED ACCOUNTS
                                ----------------

                                   EXHIBIT C
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

                          FORM OF SETTLEMENT STATEMENT

                       FIRST CONSUMERS CREDIT CORPORATION

                         RECEIVABLES PURCHASE AGREEMENT

                 Current Settlement Date:                , 200
                                          ---------------     -
                     Subject Period:                , 200
                                     ---------------     -

     First Consumers National Bank ("FCNB") and First Consumers Credit
                                     ----
Corporation ("Buyer"), pursuant to the Receivables Purchase Agreement (the
              -----
"Purchase Agreement") dated as of December 31, 2001, between FCNB and Buyer, do
 ------------------
hereby agree and certify as follows:

     1. Capitalized terms used in this Settlement Statement have their respective meanings in the Purchase Agreement. As used herein, the term "Subject Period" means the Monthly Period immediately preceding
                --------------
          the calendar month in which this Settlement Statement is delivered. This Settlement Statement is being delivered pursuant to Section 3.5
                                                                   -----------
          of the Purchase Agreement. References hereto to certain sections are references to the respective sections in the Purchase Agreement.

     2. The date of this Settlement Statement is a Settlement Date under the Purchase Agreement.

A.   RECEIVABLES PURCHASED FROM FCNB AND PURCHASE PRICE FOR SUBJECT PERIOD

     3.   The aggregate unpaid balance of Receivables
          conveyed to Buyer by FCNB and balance of
          Receivables created in Accounts pursuant to the
          Purchase Agreement during the Subject Period was
          equal to...............................................  $           .
                                                                    -----------

     4.   The portion of the amount shown in item 3 paid in
          cash during the Subject Period was equal to............  $           .
                                                                    -----------

     5.   The portion of the amount shown in item 3 paid by
          note during the Subject Period was equal to............  $           .
                                                                    -----------

     6.   The portion of the amount shown in item 3 not paid
          in cash or by note during the Subject Period (item
          3 minus item 4 minus item 5) is equal to...............  $           .
                                                                    -----------

B.   RECEIVABLES REPURCHASED BY FCNB AND REPURCHASE PRICE FOR SUBJECT PERIOD

     7.   The aggregate Repurchase Price of Receivables
          repurchased by FCNB pursuant to Section 6.1 or 6.2
                                          -----------    ---
          of the Purchase Agreement during the Subject
          Period (the "FCNB Repurchased Receivables") was
                       ----------------------------
          equal to...............................................  $           .
                                                                    -----------

     8.   The portion of the Repurchase Price for the FCNB
          Repurchased Receivables paid in cash during the
          Subject Period was equal to............................  $           .
                                                                    -----------

     9.   The portion of the Repurchase Price for the FCNB
          Repurchased Receivables not paid in cash during
          the Subject Period (item 9 minus item 10) is equal
          to.....................................................  $           .
                                                                    -----------

          In witness whereof, the undersigned have duly executed and delivered
this Settlement Statement this          day of 200   .
                               --------           ---

                                                   FIRST CONSUMERS CREDIT
                                                   CORPORATION


                                                   By:
                                                      --------------------------
                                                          Title:


                                                   FIRST CONSUMERS NATIONAL BANK


                                                   By:
                                                      --------------------------
                                                          Title:

                                   EXHIBIT D

                     ADDITIONAL REPRESENTATIONS, WARRANTIES
                                 AND COVENANTS

          In addition to the representations, warranties and covenants contained in the Receivables Purchase Agreement, RPA Seller hereby represents, warrants and covenants to Buyer as follows:

     (1) The Receivables Purchase Agreement creates a valid transfer to Buyer of all right, title and interest of RPA Seller in, to and under the Receivables conveyed to Buyer pursuant to the Receivables Purchase Agreement, and such property will be held by Buyer free and clear of any Lien, except for Liens permitted pursuant to paragraph (2) below.
                      -------------

     (2) Immediately prior to the conveyance of the Receivables pursuant to the Receivables Purchase Agreement, RPA Seller owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person; provided that nothing in this paragraph (2) shall prevent or be deemed
        --------                      -------------
to prohibit RPA Seller from suffering to exist upon any of the Receivables any Liens for any taxes if such taxes shall not at the time be due and payable or if RPA Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   EXHIBIT E

             PROVISIONS TO BE INCLUDED IN OPINION OF COUNSEL TO BE
                 DELIVERED PURSUANT TO SUBSECTION 2.2(b) OF THE
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

     The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of RPA Seller's counsel with respect to similar matters delivered on the RPA Closing Date.

     1. The Supplemental Conveyance has been duly authorized, executed and delivered by RPA Seller and constitutes the legal, valid and binding agreement of RPA Seller, enforceable against RPA Seller in accordance with its terms.

     2. We have opined in a letter of even date that the Supplemental Conveyance constitutes a valid assignment of the RPA Seller's right, title and interest in, to and under the Receivables in the Additional Accounts and the related Transferred Assets. [Such opinion letter shall be substantially similar to the similar letter delivered on the RPA Closing Date.] Financing Statements having been filed in the office of the Secretary of State of Oregon, and in Washington, D.C., Buyer has acquired (based upon certificates of RPA Seller to the effect that RPA Seller has not transferred any interest in the Receivables other than to the Trustee or caused any lien to be imposed upon the Receivables) all rights, title and interest of the RPA Seller in the Transferred Assets free and clear of any Lien or interest of any Person except for Liens permitted under subsection 5.1(d) of the Receivables Purchase Agreement.

     3. No filings or other action, other than the filing of the financing statement(s) referred to in such opinion (the "Financing Statements") with respect to the Buyer's security interest in such Transferred Assets, in the office of the Secretary of State of Oregon, and in Washington, D.C., are necessary to perfect or continue the perfected status of the security or other interest of the Buyer in the Transferred Assets designated by the Supplemental Conveyance, and the proceeds thereof, against third parties, except that appropriate continuation statements with respect to the Financing Statements be filed at five-year intervals to continue the perfection of such security interest.

     4. The transfer of the Receivables in the Additional Accounts to the Buyer would not constitute a fraudulent conveyance of RPA Seller; provided, that this opinion numbered 4 need not be delivered if the short-term unsecured debt obligations of RPA Seller are rated at the time of such transfer at least P-3 by Moody's.

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                                   EXHIBIT F

                           FORM OF SUBORDINATED NOTE
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